UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2015

BROWN & BROWN, INC.
(Exact name of registrant as specified in its charter)

Florida	001-13619	59-0864469
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

220 South Ridgewood Avenue, Daytona Beach, Florida 32114
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (386) 252-9601

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 6, 2015, Brown & Brown, Inc. (the "Company") held its Annual Meeting of Shareholders (the "Meeting").

Proxies for the Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Company’s solicitation.

     A total of 143,486,278 shares were outstanding and entitled to vote as of March 2, 2014, the record date for the Meeting. Of this amount, 133,078,598 shares, representing approximately 92.75% of the total number of shares outstanding, were represented in person or by proxy, constituting a quorum for the transaction of business, and were voted at the Meeting.

     At the Meeting, shareholders elected J. Hyatt Brown, Samuel P. Bell, III, Hugh M. Brown, J. Powell Brown, Bradley Currey, Jr., Theodore J. Hoepner, James S. Hunt, Toni Jennings, Timothy R.M. Main, H. Palmer Proctor, Jr., Wendell S. Reilly and Chilton D. Varner to serve as directors until the next annual meeting of shareholders or until their respective successors are elected and qualified.

The table below sets out the number of votes cast for, votes withheld from and broker non-votes for each director:

Director	Votes For	Votes Withheld	Broker Non-Votes
J. Hyatt Brown	116,242,931	6,820,853	10,015,814
Samuel P. Bell II	122,248,252	814,532	10,015,814
Hugh M. Brown	122,376,557	686,227	10,015,814
J. Powell Brown	122,496,739	566,045	10,015,814
Bradley Currey, Jr.	122,237,797	824,987	10,015,814
Theodore J. Hoepner	122,123,093	939,691	10,015,814
James S. Hunt	122,847,330	215,454	10,015,814
Toni Jennings	122,622,827	439,957	10,015,814
Timothy R.M. Main	116,908,754	6,154,030	10,015,814
H. Palmer Proctor, Jr.	122,942,021	120,763	10,015,814
Wendell S. Reilly	122,859,085	203,699	10,015,814
Chilton D. Varner	122,024,426	1,038,358	10,015,814

     The shareholders also ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2014. Of the shares voted, 132,418,321 voted in favor, 516,238 voted against and 114,039 abstained.

     The shareholders approved, on an advisory basis, the compensation of the Named Executive Officers. Of the shares voted, 121,926,003 voted in favor, 951,638 voted against and 185,140 abstained. There were also 10,015,817 broker non-votes.

     The shareholders reapproved Brown & Brown Inc.'s 2010 Stock Incentive Plan pursuant to Internal Revenue Code Section 162(m). Of the shares voted, 120,084,079 voted in favor, 2,832,234 voted against and 146,466 abstained. There were also 10,015,819 broker non-votes.

     The shareholders also approved an amendment to Brown & Brown, Inc.'s 1990 Employee Stock Purchase Plan. Of the shares voted, 122,028,893 voted in favor, 316,690 voted against and 717,197 abstained. There were also 10,015,818 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN & BROWN, INC.
(Registrant)

By:/S/ ROBERT W. LLOYD
         Robert W. Lloyd
Executive Vice President, Secretary and General Counsel

Date: May 7, 2015